UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2005
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        Washington                  000-15540               91-1223535
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(State or other jurisdiction       (Commission            (IRS employer
     of incorporation)             File Number)          identification No.)


               332 SW Everett Mall Way, Everett, Washington 98204
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (425) 514-0700
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  OTHER EVENTS

     On February 22, 2005, the Corporation announced receiving approval from the Federal Reserve Bank to purchase up to 20% of the common stock of Skagit State Bank, headquartered in Burlington, Washington and that a second purchase of 22,500 shares was consummated on this date.

Exhibit No.      Description
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    99           Press release dated February 22, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2005
                                           FRONTIER FINANCIAL CORPORATION

                                           By: /s/ Michael J. Clementz
                                               -----------------------
                                                   Michael J. Clementz

                                           Its:    President & CEO